INTEGRITY MUTUAL FUNDS, INC. AND SUBSIDIARIES                      Exhibit 32.2

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Integrity Mutual Funds, Inc. (the "Company) on Form 10-QSB for the quarter ended September 30, 2003, as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Heather Ackerman, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)   the Report fully complies with the requirements of Section 13(a) or 15
      (d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2003                            By /s/ Heather Ackerman
                                                    ------------------------
                                                    Heather Ackerman
                                                    Chief Financial Officer
                                                    and Controller